EXHIBIT 10.21

FIRST AMENDMENT AND WAIVER TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made and dated as of April 1, 2004 by and among OSI SYSTEMS, INC., a California corporation (the “Company”), the Lenders currently party to the Credit Agreement referred to below, the L/C Issuing Bank, the FX Lender and BANK OF THE WEST, as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A. Pursuant to that certain Amended and Restated Credit Agreement dated as of December 1, 2003 by and among the Company, the Lenders, the L/C Issuing Bank, the FX Lender and the Agent (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

B. Following the Effective Date of the Credit Agreement, the Company has acquired the following new Subsidiaries: OSI Defense Systems, LLC, a Florida limited liability company, Advanced Research & Applications Corp., a California corporation (“ARACOR”), and Spacelabs Medical, Inc., a Delaware corporation (collectively, the “New Subsidiaries”).

C. The Company has asked the Agent and the Lenders to: (1) modify the Credit Agreement in certain respects, and (2) waive the Event of Default deemed to have occurred by virtue of the acquisition of ARACOR to have been in compliance with the provisions set forth in Paragraph 11(d) of the Credit Agreement when made, and the Agent and the Lenders have agreed to do so on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Financial Covenants. To reflect the agreement of the parties hereto to modify certain of the financial covenants applicable to the Company under the Credit Agreement, as of the First Amendment Effective Date (as defined in Paragraph 5 below), Paragraph 11(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

“11(i) Financial Covenants.

(1) Permit the Company’s consolidated Effective Tangible Net Worth as of any date to be less than $120,000,000.00.

(2) Permit the Company’s consolidated Effective Tangible Net Worth for any fiscal year of the Company to increase by less than seventy five percent (75%) of the Company’s net profit for such fiscal year.

(3) Permit as of the end of any fiscal quarter, the Company’s ratio of Funded Debt to EBITDA on a consolidated basis, as of the end of such fiscal quarter and the immediately preceding three fiscal quarters, to be greater than 2.50:1.00.

(4) Permit as of any date the Company’s ratio of consolidated current assets to consolidated current liabilities, determined in accordance with GAAP, to be less than 1.25:1.00.

(5) Permit as of the end of any fiscal quarter, the Company’s net profit after taxes for such fiscal quarter determined in accordance with GAAP (and in any event, excluding any extraordinary non-cash expenses that have no impact of future cash flows), to be less than $1.00.

(6) Permit the aggregate amount of Revolving Loans outstanding during any twelve (12) month period to fail to be reduced to $0 for less than thirty (30) consecutive days during such period.

(7) Permit as of the end of any fiscal quarter, the ratio of: (i) the consolidated EBITDA of the Company for such fiscal quarter and the immediately preceding three fiscal quarters, to (ii) interest expense, determined in accordance with GAAP plus the consolidated current portion of long term debt plus the current portion of capitalized leases determined in accordance with the Company’s balance sheet for such fiscal quarter and the immediately preceding three fiscal quarters, to be less than 1.50:1.00.

(8) Permit as of any date, intangibles shown on the Company’s balance sheet to exceed the total of intangibles shown on the Company’s balance sheet as of the fiscal year ended June 30, 2003 plus $35,000,000.00.”

2. Loan Request. To reflect the agreement of the parties hereto to modify certain requirements applicable to requests for Revolving Loans under the Credit Agreement, the definition of the term “Loan Request” set forth in Paragraph 15 of the Credit Agreement is hereby amended to read in its entirety as follows:

“‘Loan Request’ shall mean a request for a Revolving Loan in form satisfactory to the Agent, which in any event will include a certificate executed by a Responsible Financial Officer of the Company stating the reason, source of repayment and expected repayment date of such Revolving Loan.”

3. Schedule of Guarantors; Schedule of Subsidiaries. To reflect the acquisition by the Company of the New Subsidiaries, Annex 4 and Schedule 9(i) to the Credit Agreement are hereby respectively replaced by Replacement Annex 4 and Replacement Schedule 9(i) attached hereto.

4. Waiver of Event of Default. The Agent and the Lenders hereby waive the Event of Default which arose under Paragraph 11(d) of the Credit Agreement upon the acquisition by the Company of ARACOR for a purchase price of approximately $19,700,000 during the fiscal year ending December 31, 2003 (such acquisition causing the Company to be out of compliance with the restriction on acquisitions by the Company in any fiscal year to an amount not to exceed $15,000,000). The Company acknowledges and agrees that such waiver is given on a one time basis and that nothing contained herein shall in any manner or to any extent constitute any agreement of the Agent or the Lenders: (a) to waive any other Event of Default or Potential Default existing at the date hereof, whether of not the Agent and/or the Lenders knew or should have known of the existence of such Event of Default or Potential Default or (b) to waive any Event of Default occurring following the execution and delivery of this Amendment, whether under Paragraph 11(d) of the Credit Agreement or otherwise.

5. Effective Date. This Amendment shall be effective as of the date first written above (the “First Amendment Effective Date”) upon the date that the Agent shall have received:

(a) This Amendment, duly executed by all parties signatory hereto;

(b) From each of the New Subsidiaries, a Guaranty and a Guarantor Security Agreement, duly executed by all parties signatory thereto; and

(c) Such corporate resolutions, incumbency certificates and other authorizing documentation for the Company and the Guarantors, including, without limitation, the New Subsidiaries, as the Agent may request.

6. Reaffirmation of the Loan Documents. The Company and each of the Guarantors, by executing this Amendment as provided below, hereby affirms and agrees that: (a) the execution and delivery by it of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of its obligations under the Loan Documents to which it is party except to the extent expressly amended hereby, (b) the terms “Obligations” and “Guaranteed Obligations” as used in the Loan Documents include, without limitation, the Obligations of Company under the Credit Agreement as amended by this Amendment, (c) except as expressly amended and waived hereby, the Loan Documents remain in full force and effect as written, and (d) each of the representations and warranties set forth in Paragraph 9 of the Credit Agreement are true and correct as of the date of this Amendment.

7. Additional Representations and Warranties. The Company and each of the Guarantors, by executing this Amendment as provided below, hereby represents and warrants to the Agent and the Lenders that:

(a) It has the requisite power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

(c) There does not exist a Event of Default or Potential Default (other than any Event of Default which has been expressly waived by this Amendment).

(d) Such Person has no existing claims, counterclaims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Loan Documents, and the Loan Documents to which such Person is party, as amended hereby, constitute valid, legal, binding and enforceable obligations of such Person.

8. No Other Amendment. Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect as written.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[Signatures Page Following]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

OSI SYSTEMS, INC., a California corporation

By:

Name:

Title:

BANK OF THE WEST, as Agent, the L/C Issuing Bank, the FX Lender, and as the sole Lender

By:

Name:

Title:

ACKNOWLEDGED AND AGREED TO as of the day and year first above written: UDT SENSORS, INC., as a Guarantor

By:

Name:

Title:

FERSON OPTICS, INC., as a Guarantor

By:

Name:

Title:

RAPISCAN SECURITY PRODUCTS (U.S.A.), INC., as a Guarantor

By:

Name:

Title:

METOREX SECURITY PRODUCTS, INC., as a Guarantor

By:

Name:

Title:

OSI FIBERCOMM, INC., as a Guarantor

By:

Name:

Title:

DOLPHIN MEDICAL, INC., as a Guarantor

By:

Name:

Title:

OSTEOMETER MEDITECH, INC., as a Guarantor

By:

Name:

Title:

CENTRO VISION, as a Guarantor

By:

Name:

Title:

RAPITEC, INC., as a Guarantor

By:

Name:

Title:

OSI ELECTRONICS, INC., as a Guarantor

By:

Name:

Title:

ANCORE CORPORATION, as a Guarantor

By:

Name:

Title:

OSI DEFENSE SYSTEMS, LLC, as a Guarantor

By:	OSI SYSTEMS, INC., its Manager

By:

Name:

Title:

ADVANCED RESEARCH & APPLICATIONS CORP., as a Guarantor

By:

Name:

Title:

SPACELABS MEDICAL, INC., as a Guarantor

By:

Name:

Title: